UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 12, 2016

Hines Global REIT II, Inc.
__________________________________
(Exact name of registrant as specified in its charter)

Commission file number: 000-55599

Maryland	80-0947092
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2800 Post Oak Boulevard
Suite 5000
Houston, Texas	77056-6118
(Address of principal executive offices)	(Zip code)

(888) 220-6121
(Registrant’s telephone number, including area code)

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

The information discussed under Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 12, 2016, Hines Global REIT II, Inc. (“Hines Global II”) entered into the First Amendment to Uncommitted Loan Agreement (the “First Amendment”) with Hines Interests Limited Partnership (“Hines”) pursuant to which the Uncommitted Loan Agreement (the “Uncommitted Loan Agreement”) dated December 15, 2014, by and between Hines Global II and Hines was amended to extend the termination date for a period of up to one additional year. As amended, the Uncommitted Loan Agreement will terminate on the earlier of a) the termination of the availability period as determined by Hines at its discretion (which will not impact the maturity date of any outstanding or previously approved advance under the Uncommitted Loan Agreement); b) December 15, 2017; and c) the date Hines accelerates the repayment of the Uncommitted Loan Agreement pursuant to any event of default. Hines is the sponsor of Hines Global II.

The above description of the First Amendment is a summary and is qualified in its entirety by the First Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. Further information about the Uncommitted Loan Agreement can be found in Hines Global II’s Current Report on Form 8-K filed on December 19, 2014.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

10.1	First Amendment to Uncommitted Loan Agreement, dated as of December 12, 2016, by and between Hines Global REIT II, Inc., as borrower, and Hines Interests Limited Partnership, as lender
10.2
Uncommitted Loan Agreement, dated as of December 15, 2014, by and between Hines Global REIT II, Inc., as borrower, and Hines Interests Limited Partnership, as lender (filed as Exhibit 10.2 to Hines Global REIT II, Inc.’s Current Report on Form 8-K filed on December 19, 2014 and incorporated by reference herein)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global REIT II, Inc.

December 16, 2016	By:	/s/ J. Shea Morgenroth
Name: J. Shea Morgenroth
Title: Chief Accounting Officer and Treasurer

Exhibit Index

10.1	First Amendment to Uncommitted Loan Agreement, dated as of December 12, 2016, by and between Hines Global REIT II, Inc., as borrower, and Hines Interests Limited Partnership, as lender
10.2
Uncommitted Loan Agreement, dated as of December 15, 2014, by and between Hines Global REIT II, Inc., as borrower, and Hines Interests Limited Partnership, as lender (filed as Exhibit 10.2 to Hines Global REIT II, Inc.’s Current Report on Form 8-K filed on December 19, 2014 and incorporated by reference herein)